UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 16, 2004

HOLLYWOOD MEDIA CORP.

(Exact name of registrant as specified in its charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida 33431

(Address of Principal Executive Office) (Zip Code)

(561) 998-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

Adoption of Amended and Restated 401(k) Plan.

The Registrant, Hollywood Media Corp. (“Hollywood Media”), reports that it has amended and restated its previously established 401(k) plan known as the Hollywood Media Corp. 401(k) Retirement Savings Plan (the “Plan”), in connection with Hollywood Media’s appointment of Sentinel Benefits Group, Inc. as the administrator for the Plan. The restated Plan documents, which are filed as exhibits to this Form 8-K report, replace the prior corresponding Plan documents. The Plan is intended to qualify as a cash or deferred profit sharing plan as authorized under section 401(k) and other sections of the Internal Revenue Code.

Under the Plan, employees of Hollywood Media meeting specified eligibility requirements may participate in the Plan, and each participant may contribute to the Plan up to a specified portion of his or her pre-tax gross compensation in accordance with the Plan’s limitations (but not greater than a statutorily prescribed limit). Amounts contributed by employee participants in accordance with the Plan requirements and earnings on such contributions are fully vested. The contributions by employees to the Plan may be invested in such investments as selected by each participant from the investment choices provided under the Plan (but may not be invested in securities of Hollywood Media Corp.).

The Plan permits, but does not require, additional contributions to the Plan by Hollywood Media. Hollywood Media will determine on an annual basis whether a matching contribution will be made and, if so, at what level of contribution. Hollywood Media’s contributions to the Plan may be in the form of cash and/or property (including without limitation shares of common stock of Hollywood Media) as determined by Hollywood Media in its discretion.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibits are filed in connection with the disclosure pursuant to Item 1.01 of this Form 8-K.

10.1	Hollywood Media Corp. 401(k) Retirement Savings Plan, dated as of September 16, 2004 (the “Plan”)

10.2	Amendment to the Plan, dated as of September 16, 2004

10.3	Volume Submitter (Cross-Tested Defined Contribution Plan and Trust)

10.4	EGTRRA Amendment to the Plan, and Post-EGTRRA Amendment to the Plan, dated as of September 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

Date: September 16, 2004	By:	/s/ NICHOLAS HALL
Nicholas Hall Chief Operating Officer

INDEX TO EXHIBITS

10.1	Hollywood Media Corp. 401(k) Retirement Savings Plan, dated as of September 16, 2004 (the “Plan”)

10.2	Amendment to the Plan, dated as of September 16, 2004

10.3	Volume Submitter (Cross-Tested Defined Contribution Plan and Trust)

10.4	EGTRRA Amendment to the Plan, and Post-EGTRRA Amendment to the Plan, dated as of September 16, 2004